                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          THE NAVELLIER SERIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              THE NAVELLIER SERIES FUND

                         ONE EAST LIBERTY STREET, THIRD FLOOR
                                  RENO, NEVADA 89501

                                    1-800-887-8671

                                   AUGUST 25, 1997

                                TO THE SHAREHOLDERS OF

                 THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO


Dear Shareholder:

A special meeting of the shareholders of The Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"), a series of The Navellier Series Fund, will be held at 10:00 A.M., Pacific Standard Time, on September 12, 1997, at the offices of The Navellier Series Fund at One East Liberty Street, Third Floor, Reno, Nevada 89501 (the "Meeting"). The shareholders of the Portfolio (the "Shareholders") will vote on the election of Trustees of The Navellier Series Fund.

On July 15, 1997 Navellier Management, Inc. was reinstated as Investment Advisor for The Navellier Series Fund by the former Independent Trustees of The Navellier Series Fund who then appointed Louis Navellier as a Trustee of The Navellier Series Fund. The former Independent Trustees (who had refused to renew the investment advisory, distribution and administrative agreements with Navellier Management, Inc. and Navellier Securities Corp. on March 13, 1997) then resigned as trustees of The Navellier Series Fund. Their resignation left only Louis Navellier as a Trustee. He appointed Barry Sander, Joel Rossman, Jacques Delacroix and Arnold Langsen (who are also Trustees of the Acquiring
Fund) as Trustees. Under federal securities laws, the shareholders of The Navellier Series Fund are required to vote within sixty (60) days on whether or not to elect those appointed persons as Trustees of The Navellier Series Fund. We urge you to elect them.

To the Shareholders of
The Navellier Aggressive Small Cap Equity Portfolio
August 25,1997
Page 2


WE STRONGLY URGE YOU TO REVIEW, COMPLETE, AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. NAVELLIER MANAGEMENT, INC. IS PAYING FOR THIS PROXY SOLICITATION AND WILL NOT SEEK REIMBURSEMENT FROM THE SHAREHOLDERS OF THE NAVELLIER SERIES FUND. AFTER REVIEWING THE ENCLOSED MATERIALS, PLEASE EXERCISE YOUR RIGHT TO VOTE TODAY AND VOTE FOR PROPOSAL 1 BY COMPLETING, DATING, AND SIGNING EACH PROXY CARD YOU RECEIVE AND MAILING THE PROXY IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN SEPTEMBER 12, 1997.

Please note that you may receive more than one proxy package if you hold shares of the Portfolio in more than one account. You should return separate proxy cards for each such account. If you have any questions, please call Navellier Management, Inc. at 1-800-887-8671.

                             Sincerely,


                             Louis G. Navellier



                             ----------------------------------------
                             Trustee of The Navellier Series Fund

                      THE NAVELLIER SERIES FUND



                 ONE EAST LIBERTY STREET, THIRD FLOOR
                          RENO, NEVADA 89501
                          ----------------

         THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
                          ----------------

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD SEPTEMBER 12, 1997

To: The Shareholders of The Navellier Aggressive Small Cap Equity Portfolio of
    The Navellier Series Fund

    You are hereby notified that a Special Meeting of the Shareholders of The Navellier Aggressive Small Cap Equity Portfolio of The Navellier Series Fund will be held at the offices of The formerly named Navellier Series Fund located at One East Liberty Street, Third Floor, Reno, Nevada, on September 12, 1997, at 10:00 a.m. (Pacific Standard Time), for the purpose of considering and voting upon the following matter:

PROPOSAL 1.:

    To vote on whether to elect Barry Sander, Joel Rossman, Jacques Delacroix, Arnold Langsen and Louis Navellier as Trustees.

    You are entitled to vote at the Meeting, and any adjournment(s) thereof, if you owned shares of the Portfolio at the close of business on August 22, 1997. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card marked FOR Proposal 1 in the enclosed self-addressed, postage-paid return envelope.

August 25, 1997                   Louis G. Navellier


                                  --------------------------------------

                                  Trustee of The Navellier Series Fund

                        YOUR VOTE IS IMPORTANT
                  NO MATTER HOW MANY SHARES YOU OWN


    PLEASE VOTE FOR PROPOSAL 1 ON THE ENCLOSED GOLD PROXY CARD, THEN
PLEASE DATE AND SIGN THE CARD AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL NOTICED
ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR GOLD PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED. A MAJORITY VOTE OF THE SHARES OF THE PORTFOLIO WHICH ARE PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE (IF MORE THAN 50% OF THE OUTSTANDING SHARES OF RECORD ARE PRESENT IN PERSON OR BY PROXY) OR MORE THAN 50% OF THE OUTSTANDING SHARES ENTITLED TO VOTE, WHICHEVER IS LESS, IS REQUIRED TO PASS ANY PROPOSAL, SO RETURN OF YOUR PROXY IS IMPORTANT. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, SUCH PROXY CARDS CANNOT BE VOTED.




                                  Louis G. Navellier

                                  --------------------------------------
                                  Trustee of The Navellier Series Fund

                          PROXY SOLICITATION
                                  BY

                           THE TRUSTEES OF
                      THE NAVELLIER SERIES FUND

                           ---------------

                 ONE EAST LIBERTY STREET, THIRD FLOOR
                          RENO, NEVADA 89501
                            1-800-887-8671

                           PROXY STATEMENT


This proxy statement is being furnished in connection with the solicitation of proxies by Louis G. Navellier and the other present Trustees of The Navellier Series Fund ("Fund"), for use at a special meeting of shareholders ("Shareholders") of The Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio") to be held at 10:00 a.m., Pacific Standard Time, on September 12, 1997, at the offices of Navellier Management, Inc., located at One East Liberty Street, Reno, Nevada, and at any adjournment(s) thereof (the "Meeting"). The Meeting is being held so that shareholders can vote on one proposal made by Louis Navellier and the new Trustees of The Navellier Series
Fund:

PROPOSAL 1.

              To vote on whether to elect Barry Sander, Joel Rossman, Jacques Delacroix, Arnold Langsen and Louis Navellier as Trustees.


The Portfolio is a series investment company organized by Louis Navellier as a Business Trust in the State of Delaware with one class of common stock outstanding, with such class representing an interest in a separate series of the Fund. Since only one portfolio currently exists, all shareholders of the Fund are being solicited in connection with the Meeting.

The Meeting is also being called so that shareholders can vote on whether to elect five (5) new Trustees (Barry Sander, Joel Rossman, Jacques Delacroix, Arnold Langsen and Louis Navellier) nominated by Louis Navellier. Therefore, Mr. Navellier is proposing the election of the same people who are Trustees of The Navellier Performance Funds and who have already voted to approve the merger.

This proxy statement, which should be retained for future reference, sets forth concisely the information about the proposal election and the nominees, that an investor should know before voting. A copy of the current financial statement for the Navellier Series Fund as of December 31, 1996 is enclosed.


The date of this Proxy Statement is August 29, 1997.

                           SOLICITATION BY THE TRUSTEES OF
                              THE NAVELLIER SERIES FUND


                         ONE EAST LIBERTY STREET, THIRD FLOOR
                                  RENO, NEVADA 89501
                                    1-800-887-8671

                                    --------------


                              THE NAVELLIER SERIES FUND
                (THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO)


                                    --------------

                                    PROXY STATEMENT


                           SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD ON
                                  SEPTEMBER 12, 1997


                                    --------------


                         INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT


This proxy statement is being furnished to the shareholders of The Navellier Series Fund's Navellier Aggressive Small Cap Equity Portfolio ("Portfolio") in connection with the solicitation by Louis G. Navellier and the other newly appointed Trustees of The Navellier Series Fund (collectively the "Navellier Group") of proxies to be used at a special meeting of the shareholders of this Portfolio to be held on September 12, 1997 at 10:00 a.m. at the offices of Navellier Management, Inc., located at One East Liberty Street, Third Floor, Reno, Nevada 89501, and at any adjournment(s) thereof (the "Meeting"). The purpose of the Meeting is to vote on (1) the election of new Trustees.
A vote on the election of Trustees will be conducted at the Meeting by the shareholders of the Portfolio.

Shareholders of record of the Portfolio at the close of business on August 22, 1997 (the "Record Date") will be entitled to vote at the Meeting. Such holders of shares of beneficial interest in the Portfolio ("Portfolio Shares") are entitled to one vote for each Portfolio Share held and to fractional votes for fractional Portfolio Shares held. A quorum for the Portfolio must be present in person or represented by Proxy for the transaction of business at the Meeting. The holders of record of one-third of the Portfolio Shares outstanding at the close of business on that Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Shareholders of the Portfolio. A quorum being present, approval of Navellier's proposal to elect the proposed Nominees as Trustees requires a vote of a majority of shares present or represented by proxy.

If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of a matter proposed at the Meeting (a "Proposal"), as set forth in the Notice of this Meeting, are not received by September 12, 1997, or a date to which the Meeting is reconvened, then the persons named as attorneys and proxies in the enclosed proxy ("Proxies") may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least one-third of the shares present in person or by proxy. The persons named as Proxies will vote those proxies that such persons are required to vote FOR such Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A Shareholder vote may be taken on a Proposal in this combined prospectus/proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


The individuals named as Proxies on the enclosed GOLD proxy card will vote in accordance with your direction, as indicated thereon, if your proxy card is received and is properly executed. If you properly execute your GOLD proxy and give no voting instructions with respect to a Proposal, your shares will be voted in favor of the Proposal. The duly-appointed Proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. Mr. Navellier and the Navellier Group are not aware of any other matters to come before the Meeting.


If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on the Plan, or the Trustee election Proposal, then the Portfolio Shares covered by such broker non-vote shall be deemed present at the Meeting for the purposes of determining a quorum, but shall not be deemed to be represented at the Meeting for the purposes of calculating the number of Portfolio Shares present in person or represented by proxy at the Meeting with respect to the Plan or any other Proposal.


PROXY SOLICITATION


Proxies will be solicited by mail and, if necessary to obtain the requisite representation of Shareholders, the Navellier Group also may solicit proxies by telephone, telegraph, and/or personal interview by representatives of Mr. Navellier, Navellier Management, Inc., employees of Navellier Management, Inc., The Navellier Series Fund Trustees or their affiliates, and by representatives of any independent proxy solicitation service retained for the Meeting including MacKenzie Partners, Inc., a proxy solicitation firm. Mr. Navellier has agreed to pay MacKenzie Partners a base fee of $15,000 if the proposals herein are approved. Louis Navellier and Navellier Management, Inc., whose principal location is One East Liberty Street, Third Floor, Reno, Nevada 89501, will bear the costs of its solicitation, including the costs such as the preparation and mailing of the notice, the combined prospectus/proxy statement, and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph. Banks, brokers, and other persons holding Portfolio Shares registered in their names or in the names of their nominees will be reimbursed for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such Portfolio Shares.

Mr. Navellier, as sole owner of Navellier Management, Inc., has a financial interest in the outcome of the vote, since the nominees for Trustee have voted to merge the Portfolio into the Navellier Performance Funds and therefore, any merger and election of the present Trustees would result in Navellier Management, Inc. being investment advisor to the merged Portfolio, for which it would receive investment advisory fees and administrative services fees.

REVOCATION OF PROXIES


You may revoke your proxy: (i) at any time prior to the proxy's exercise by written notice to the Navellier Series Fund at One East Liberty Street, Third Floor, Reno, Nevada 89501 prior to the Meeting; (ii) by the subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


ADDITIONAL VOTING INFORMATION


As of the Record Date, there were outstanding and entitled to be voted 4,024,032.27 Portfolio Shares. As of the Record Date Charles Schwab & Company, San Francisco, California, The Fidelity Group and Smith Barney each held for the benefit of others more than 5% of the Portfolio. Trustees and officers of The Navellier Series Fund own in the aggregate less than 1% of the shares of the Portfolio. To the knowledge of Mr. Navellier, no other person then owned more than 5% of the outstanding shares of the Portfolio.


As more fully described in this proxy statement, the Meeting has been called for the following purpose:

PROPOSAL 1.

    To elect Barry Sander, Joel Rossman, Jacques Delacroix, Arnold Langsen and Louis Navellier as Trustees of the Fund.

As described below, if a quorum is present in person or by proxy, the approval by the Portfolio of Proposal 1 requires a majority vote for each nominee.

THE PRESENT TRUSTEES OF THE NAVELLIER SERIES FUND REQUESTED THIS MEETING. MR. NAVELLIER AND THE TRUSTEES ("THE NAVELLIER GROUP") UNANIMOUSLY RECOMMEND THAT THE NOMINEES PROPOSED BY THE NAVELLIER GROUP BE ELECTED AS TRUSTEES. PLEASE VOTE "FOR" PROPOSAL 1.


                                 ELECTION OF TRUSTEES


The Navellier Series Fund currently has five Trustees, all of whom have voted in favor of the proposed merger. The Navellier Group proposes that Portfolio shareholders elect i.e. vote FOR the Navellier Group nominees as the Trustees at the Meeting. The Navellier Group Nominees are listed below and have furnished the following information concerning their principal occupations or employment and certain other matters. Each Navellier Group Nominee, if elected, would hold office until a successor has been elected and qualified or until a merger is effected. Although the Navellier Group has no reason to believe that any of its Nominees will be unable to serve as Trustees, if any one or more of the Nominees are not available for election, the persons named on the proxy card will vote for the election of such other nominees as may be proposed by the Navellier Group.

NAVELLIER GROUP NOMINEES FOR TRUSTEES:


LOUIS NAVELLIER(4), is a Trustee, President and Treasurer of The Navellier Performance Funds and is presently serving as a Trustee of The Navellier Series Fund. Mr. Navellier is also the CEO, President, Secretary and Treasurer of Navellier Management, Inc., a Delaware corporation which is the Investment Advisor to the Portfolio and to the Acquiring Fund. Mr. Navellier is also CEO, President, Secretary and Treasurer of Navellier Securities Corp., the principal underwriter of the Fund's shares; Mr. Navellier is and has been the CEO and President of Navellier & Associates, Inc., an investment company since 1988; CEO and President of Navellier Management, Inc., an investment advisory company since May 10, 1993; Trustee of The Navellier Series Fund; CEO and President of Navellier International Management, Inc., an investment management company since May 10, 1993; CEO and President of Navellier Securities Corp., since May 10, 1993; CEO and President of Navellier Fund Management, Inc., an investment management company, since November 30, 1995; and has been publisher and editor of MPT Review from August 1987 to the present and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through July 1987.

-------------------------

    (4) This person is an interested person affiliated with the Investment Advisor.

Navellier Management, Inc. (which is 100% owned by Louis Navellier) received $2,323,690 in investment advisory fees and $464,738 in administrative services fees from the Portfolio in 1996.

ARNOLD LANGSEN(5), is a Trustee of The Navellier Performance Funds and is serving as a Trustee of The Navellier Series Fund (however, Professor Langsen is the President and a shareholder of the Langsen Group, Inc. of California, which corporation provides consulting services to Navellier & Associates, Inc.). Professor Langsen is Professor Emeritus of Financial Economics, School of Business, California State University at Hayward (1973-1992); Visiting Professor, Financial Economics, University of California at Berkeley (1984-1987).

BARRY SANDER, is a Trustee of The Navellier Performance Funds and is presently a Trustee of The Navellier Series Fund; currently the President and CEO of Ursa Major, Inc., a stencil manufacturing firm and has been for the past eight years.

JOEL ROSSMAN, is a Trustee of The Navellier Performance Funds; currently President and CEO of Personal Stamp Exchange, Inc., a manufacturer, designer and distributor of rubber stamp products. He has been President and CEO of Personal Stamp Exchange for the past ten years.

JACQUES DELACROIX, is a Trustee of The Navellier Performance Funds and is presently a Trustee of The Navellier Series Fund; Dr. Delacroix is a Professor of Organizational Analysis & Management at Santa Clara University where he has taught for 14 years.

                                       OFFICERS

    The officers of the Portfolio are affiliated with the Investment Adviser and receive no salary or fee from the Portfolio. The disinterested Trustees are each compensated by The Navellier Performance Funds with an annual fee, payable quarterly (calculated at an annualized rate), of $7,500. The Trustees' fees may be adjusted according to increased responsibilities if the Navellier Performance Fund (the "Acquiring Fund") assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

    The Portfolio does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter, or (e) all Trustees and officers of the Portfolio as a group.

    The Board of Trustees is permitted by the By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Portfolio in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Portfolio. The Portfolio currently has no advisory committee.

--------------------------

    (5) This person, although technically not an interested person affiliated with the Investment Advisor, does own a company which provides consulting services to Navellier & Associates, Inc., a company owned by Louis Navellier.

    --------------------------------------------------------------------
                                  REMUNERATION TABLE
    --------------------------------------------------------------------
                                                           Aggregate
                               Remuneration Received       Remuneration*
                               from The Navellier          From
    Name                       Performance Funds           Acquiring
                               (Acquiring Fund)            Fund and
                                                           Portfolio
    --------------------------------------------------------------------
    Louis G. Navellier               $ 0.00                  $ 0.00
    --------------------------------------------------------------------
    Barry Sander                   $7,500.00               $ 7,500.00(1)
    --------------------------------------------------------------------
    Arnold Langsen                 $7,500.00               $ 7,500.00(1)
    --------------------------------------------------------------------
    Joel Rossman                   $7,500.00               $ 7,500.00(1)
    --------------------------------------------------------------------
    Jacques Delacroix              $7,500.00               $ 7,500.00(1)
    --------------------------------------------------------------------

*   Based on payments for fiscal year 1996.
(1) The Independent Trustees have agreed (unless the merger is not approved) to waive their fees as Trustees of The Navellier Series Fund in anticipation of the merger and liquidation of The Navellier Series Fund.

                                    OTHER BUSINESS

The Navellier Group knows of no business to be brought before the Meeting other than the matters set forth in this combined prospectus/proxy statement. Should any other matter requiring a vote of Shareholders arise, however, the Proxies will vote thereon according to their best judgment in the interests of the Portfolio and of the Shareholders.




                        By the Board of Trustees of the Navellier Series Fund





                        By
                           ------------------------------
                             Louis G. Navellier



One East Liberty Street, Third Floor
Reno, Nevada  89501

August 29, 1997

PROXY               THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY         PROXY
                                    PORTFOLIO

                            THE NAVELLIER SERIES FUND

                      One East Liberty Street, Third Floor
                               Reno, Nevada  89501
                                  _____________

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                               September 12, 1997


     THIS PROXY IS SOLICITED BY LOUIS NAVELLIER, and the other Trustees of THE NAVELLIER SERIES FUND (the "NAVELLIER GROUP") for use at a special meeting of the shareholders of The Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"), an investment portfolio offered by The Navellier Series Fund (the "Series Fund") which meeting will be held at 10:00 A.M., Pacific Time, on September 12, 1997, at the offices of THE NAVELLIER SERIES FUND, One East Liberty Street, Third Floor, Reno, Nevada 89501 (the "Meeting").


     The undersigned shareholder of the Portfolio, revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned ("Shares"), does hereby appoint Louis Navellier and Samuel Kornhauser, and each and any of them, with full power of substitution to each to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Portfolio, and to represent and direct the voting interests represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" the Proposal. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

Proposal 1          Election of Barry Sander, Joel Rossman, Arnold Langsen,
                    Jacques Delacroix and Louis Navellier as Trustees of the
                    Portfolio.

                    Barry Sander
                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

                    Joel Rossman
                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

                    Arnold Langsen
                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

                    Jacques Delacroix
                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

                    Louis Navellier
                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

          WITHHOLD AUTHORITY for all nominees          [ ]


     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF LOUIS NAVELLIER and THE OTHER TRUSTEES OF THE NAVELLIER SERIES FUND, WHICH RECOMMEND A VOTE FOR PROPOSAL 1.


          Dated     _______________, 1997


                    _________________________    ________________
                    Signature of Shareholder     Number of shares

                    _________________________    ________________
                    Signature of Shareholder     Number of shares

                    This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, that signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.